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                                                                   Exhibit 10.52



                                OPTION AGREEMENT


         This Option Agreement (this "AGREEMENT") dated as of the 8th day of May, 1997 is entered into by and among TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and Stanley B. Grey (the "GRANTOR").

                                R E C I T A L S:


(i) The Grantor owns direct or indirect interests in Tower 45 Associates Limited Partnership (the "PARTNERSHIP").

         (ii) The Operating Partnership desires to acquire from the Grantor, and the Grantor desires to grant to the Operating Partnership, an option to acquire, on the terms and conditions set forth herein, all interests owned by the Grantor and any other direct or indirect interests the Grantor may have in the Partnership or in the property located at 120 West 45th Street, New York, New York. (Such property and all personal property related thereto or to the operation thereof is hereinafter referred to as the Partnership's "PROPERTY," and all of such direct or indirect interests of the Grantor in the Partnership or Property are referred to collectively as the Grantor's "PROPERTY INTERESTS").

         (iii) The Operating Partnership desires to acquire the Property Interests in connection with (i) the ongoing formation of Tower Realty Trust, Inc., a Maryland corporation (the "COMPANY"), which intends to qualify as a real estate investment trust and which is the sole general partner as well as a limited partner of the Operating Partnership, and (ii) the proposed initial public offering ("IPO") and concurrent private placement (collectively, the "OFFERINGS") of shares of the Company's common stock, par value $0.01 per share ("COMMON STOCK").

         NOW, THEREFORE, in consideration of $35,000 irrevocably and indefeasibly paid on the date hereof by the Operating Partnership to the Grantor, the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Operating Partnership and the Grantor agree as follows:
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                             ARTICLE I.: THE OPTION

         A. Grant of Option. The Grantor hereby irrevocably grants to the Operating Partnership the right and option (the "OPTION") to acquire all the Grantor's right, title and interest in the Grantor's Property Interests on the terms and conditions set forth herein.

         B. Term and Exercise of Option. The Option may be exercised by the Operating Partnership at any time from and after the date hereof through 5:00 p.m. on September 30, 1997 (the "OPTION TERMINATION DATE"). Subject to the foregoing, if the Operating Partnership does not exercise the Option by the Option Termination Date, the Option shall be deemed terminated and shall be of no further force or effect and the Grantor of the Option shall have no further obligations hereunder.

         C. Acquisition Consideration. The consideration (the "ACQUISITION CONSIDERATION") to be received by the Grantor shall be $25,000 in cash.


                         ARTICLE II.: CLOSING PROCEDURES

         A. Contribution of Property Interests. Upon the Operating Partnership's exercise of the Option, the Grantor shall, in accordance with Section 2.2 hereof, transfer, assign, and convey to the Operating Partnership and the Operating Partnership shall accept from the Grantor, all right, title and interest in the Grantor's Property Interests, free and clear of all encumbrances, in exchange for the Grantor's Acquisition Consideration.

         B. Closing; Conditions to Obligations. 1. (i) The Operating Partnership shall exercise the Option by delivering to the Grantor prior to the Option Termination Date a notice (the "OPTION NOTICE"), which notice shall state the date (the "CLOSING DATE") of the closing of the transactions contemplated by Section 2.1 (the "CLOSING"), which date shall be no less than 3 business days and no more than 30 days following the date of such Option Notice.

                  (ii) The Closing shall be held within the period specified in the Option Notice at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York, or at the offices of the attorneys for the lead underwriter of the IPO, or such other place as may be agreed upon by the parties hereto.

                  (iii) Following delivery of an Option Notice, the Operating Partnership and the Grantor will at or prior to the

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         Closing execute and deliver all closing documents (the "CLOSING
         DOCUMENTS") required by the Operating Partnership pursuant to Section
         2.3 and, pending the Closing, deposit such Closing Documents in escrow with Commonwealth Land Title Insurance Company, as escrow agent of the Operating Partnership (the "ESCROW AGENT").

         2. The following deliveries shall be made at the Closing:

                  (a) the Operating Partnership shall cause to be delivered to the Escrow Agent or its designee, the Acquisition Consideration;; and

                  (b) upon receipt of the consideration set forth in clause (i) above, the Escrow Agent will release the Closing Documents to the Operating Partnership and deliver to the Grantor the Acquisition Consideration.

         C. Documents to Be Delivered at the Closing. At or prior to the Closing, the Grantor shall execute, acknowledge where deemed necessary or desirable by the Operating Partnership, and deliver to the Escrow Agent, in addition to any other documents mentioned elsewhere herein, the following (the "CLOSING DOCUMENTS"):

         1. An assignment of the Grantor's Property Interests (the "ASSIGNMENT") in the form attached hereto as Exhibit A.

         2. An affidavit establishing an exemption from the withholding requirements of the Foreign Investment in Real Property Tax Act ("FIRPTA"), as amended.

         3. Any other documents, agreements or instruments as the Operating Partnership shall reasonably request in order to assign, transfer and convey the Grantor's Property Interests to the Operating Partnership and to otherwise effect the transfer contemplated hereby.

         D. Closing Costs. The Operating Partnership agrees to pay all of the closing costs, other than the Grantor's legal fees (provided, however, that the Operating Partnership agrees to pay the Grantor's reasonable legal fees and expenses incurred with respect to documents, agreements or instruments requrested pursuant to Section 2.3(c)), arising from the transfer of the Property Interests to the Operating Partnership pursuant to the exercise by the Operating Partnership of the Option. The Operating Partnership has paid to the attorneys for the Grantor and Michael Zerner, a grantor under a similar option agreement, $10,000 in respect of their legal fees incurred through the date hereof.

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                                  ARTICLE III.:
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTORS

         As a material inducement to the Operating Partnership to enter into this Agreement and to consummate the transactions contemplated hereby, the Grantor hereby makes to the Operating Partnership, with respect only to the Property Interest, each of the representations and warranties and covenants set forth in this Article III, which representations and warranties (unless otherwise noted) are true as of the date hereof. As a condition to the Operating Partnership's obligation to consummate the transfer of the Grantor's Property Interests to the Operating Partnership after the exercise of the Option, such representations and warranties must be true, and such covenants must have been complied with, as of the Closing Date.

         A. Authority; No Conflicts. The Grantor has full right, authority, power and capacity:

                  (i) to execute and deliver this Agreement, and each Closing Document;

                  (ii) to perform the transactions contemplated by this Agreement; and

                  (iii) to transfer, assign, convey and deliver all of such Grantor's Property Interests to the Operating Partnership in accordance with this Agreement.

         B. No Other Agreements. Prior to the exercise of the Option, the Grantor has made no agreement with, and will not enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or entity to sell, transfer, dispose of or in any way encumber any of the Grantor's Property Interests or restricting in any way the Grantor's ability to transfer the Property Interests to the Operating Partnership or to enter into any agreement with respect to the Grantor's Property Interests.

         C. No Brokers. The Grantor has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of the Operating Partnership to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.



                                  ARTICLE IV.:
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPERATING
                                   PARTNERSHIP

         As a material inducement to the Grantor to enter into this Agreement and to consummate the transactions contemplated hereby,

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the Operating Partnership hereby makes to the Grantor each of the representations and warranties and covenants set forth in this Article IV. As a condition to the Grantor's obligation to consummate the transfer of the Property Interests to the Operating Partnership after the exercise of the Option, such representations and warranties must be true, and such covenants must have been complied with, as of the Closing Date.

         A. Authority. (a) The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the state of Delaware.

         (b) The Operating Partnership has full right, authority, power and capacity:

                  (i) to execute and deliver this Agreement, each Closing Document to which it is a party and each other agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Agreement; and

                  (ii) to perform the transactions contemplated by this Agreement.

         B. No Brokers. The Operating Partnership has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of the Grantor to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.


                            ARTICLE V.: MISCELLANEOUS

         A. Amendment. (a) Any amendment hereto shall be effective only against those parties hereto who have acknowledged in writing their consent to such amendment.

         (b) No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

         B. Entire Agreement; Counterparts; Applicable Law. This Agreement

         (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof,

         (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument and

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         (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflicts of law provisions thereof.

         C. Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by the Operating Partnership without the prior written consent of the Grantor, or by the Grantor without the prior written consent of the Operating Partnership, and any attempted assignment without such consent shall be void and of no effect; provided, further, however, that the Operating Partnership may assign all or any portion of this Agreement and the Closing Documents and any agreement contemplated hereunder or thereunder to the Company or to an affiliate of the Operating Partnership or the Company without the consent of the Grantor.

         D. Titles. The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

         E. Third Party Beneficiary. No provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary right or any other right of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity, provided, however, that Article V and Section 5.3 of this Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

         F. Severability. (a) If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

         (b) The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement.

         G. Equitable Remedies. (a) The parties hereto agree that irreparable damage would occur in the event that any of the

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provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

         (b) It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of New York (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled under this Agreement or otherwise at law or in equity.

         H. Notices; Exercise of Option. Any notice or demand which must or may be given under this Agreement (including the exercise by the Operating Partnership of the Option) or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission), (ii) three (3) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or (iii) one (1) business day after being deposited with a nationally known commercial courier service utilizing its next day delivery service (such as Federal Express); addressed and delivered or telecopied in the case of a notice to the Operating Partnership to the following address and telecopy number:

                  Tower Realty Operating Partnership, L.P.
                  120 West 45th Street, 24th Floor
                  New York, New York  10036-4003
                  Attention: Lawrence H. Feldman

                  Phone: (212)768-9010
                  Telecopy: (212)768-9479

with a copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York 10022
                  Attention: Steven L. Lichtenfeld, Esq.
                  Phone: (212)856-6996
                  Telecopy: (212)858-7823

and addressed and delivered or telecopied, in the case of a notice to the Grantor, to

                  -------------------------
                  -------------------------
                  -------------------------

with a copy to:

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                  Baer Marks & Upham LLP
                  805 Third Avenue
                  New York, New York  10022
                  Attention: Michael Blumenthal, Esq.
                  Phone: (212)702-5700
                  Telecopy: (212)702-5941

         I. Confidentiality. (a) The Grantor shall treat as strictly confidential the fact that the Company is contemplating an offering of its Common Stock until such time as the Company has filed the Registration Statement with the Securities and Exchange Commission, and shall not communicate at any time the terms of this Agreement to any person other than counsel, accountants or advisors to the Grantor who agree to keep such terms confidential and any lender holding a lien on any Property Interests.

         (b) The Grantor shall treat all information received from the Operating Partnership or its counsel, accountants or advisors pertaining to the Operating Partnership or the Company confidential and shall disseminate same only to counsel to the Grantor who agrees to keep such information confidential.

         J. Computation of Time. Any time period provided for herein which shall end on a Saturday, Sunday or bank or legal holiday shall extend to 5:00 p.m. of the next full business day. All times are New York City time.

         K. Survival. It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of the Operating Partnership and the Grantor set forth in this Agreement shall survive the consummation of the transactions contemplated hereby.

         L. Time of the Essence. Time is of the essence with respect to all obligations under this Agreement.

         M. No Consent. Nothwithstanding anything to the contrary herein, nothing in this Agreement shall be construed to permit a transfer, prior to the exercise of the Option, of the Property without the consent of the Grantor, or to imply that any such consent would be required.


         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first written above.

                                       OPERATING PARTNERSHIP:

                                       TOWER REALTY OPERATING
                                       PARTNERSHIP, L.P.

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                                       By:  TOWER REALTY TRUST, INC.,
                                            its general partner



                                            By:      /s/ Lawrence H. Feldman
                                                    ---------------------------
                                                     Name:
                                                     Title:



                                       GRANTOR:



                                       /s/Stanley B. Grey
                                       ----------------------------------------
                                       Stanley B. Grey

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                                                                       EXHIBIT A


                                   ASSIGNMENT


                  In exchange for $25,000, the receipt and sufficiency of which is hereby acknowledged, Stanley B. Grey (the "Assignor") hereby assigns, transfers and conveys to Tower Realty Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), his entire right, title and interest in and to all interests directly or indirectly held by him in Tower 45 Associates Limited Partnership, a New York limited partnership, including Dana II Associates and Tower 45 Ventures, L.P. (collectively, the "Partnership"), or in the property located at 120 West 45th Street, New York, New York (the "Interests"), including, without limitation, all rights to receive distributions of money, profits and other assets from or relating to the Partnership, presently existing or hereafter arising or accruing, TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever. This Assignment is made by Assignor without recourse, covenant, representation or warranty, express or implied, oral or written, except that the undersigned represents and warrants that he has not transferred, sold, pledged or hypothecated, or otherwise disposed of or encumbered, the Interests. The undersigned hereby releases the Partnership and its general partner Tower 45, Inc. [add general partners of Dana II Associates and Tower 45 Ventures, L.P.] (collectively, the "GP") (but only in its capacity as a general partner of the Partnership and in connection with the Partnership) from any and all liabilities or obligations now or hereafter owing to the undersigned, arising out of and pursuant to the Agreement of Limited Partnership of the Partnership. The Operating Partnership hereby assumes all liabilities or obligations in respect of the Interests. The Operating Partnership, the GP and the Partnership hereby release the Assignor from any and all liabilities and obligations arising from the Assignor's ownership of the Interests, and agree to indemnify and hold harmless Assignor against any liability or obligation in respect thereof. The Operating Partnership, and the GP acknowledge that the Grantor does not owe the Partnership any outstanding capital contributions, fees or any other money of any nature whatsoever.
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                  Upon the execution and delivery of this Assignment, the
undersigned withdraws from the Partnership for all purposes.

Dated:  _______________, 1997



                                       ----------------------------------------
                                       Stanley B. Grey



Accepted and agreed:

TOWER REALTY OPERATING
   PARTNERSHIP, L.P.

By:      Tower Realty Trust, Inc., its general
         partner



         By:_____________________________
                  Lawrence H. Feldman
                  President


Agreed:

TOWER 45 ASSOCIATES LIMITED PARTNERSHIP

         By:      TOWER 45, INC., its
                  general partner



                  By:___________________________________
                           Lawrence H. Feldman
                           President


TOWER 45, INC.



By:____________________________________
         Lawrence H. Feldman
         President


[Add signature blocks for Dana II Associates and Tower 45 Ventures, L.P. general partners.]

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